UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2018

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) - (c)    On April 24, 2018, Al Pichelli, the Chief Operating Officer of Teledyne Technologies Incorporated ("Teledyne"), assumed the title of President. Robert Mehrabian will continue as Teledyne's Chairman and Chief Executive Officer. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)-(b)     The 2018 Annual Meeting of Stockholders of Teledyne was held on April 25, 2018. The actions described below were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

1.	The three nominees proposed by the Board of Directors were elected as Class I directors for a three-year term expiring at the 2021 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Simon M. Lorne	29,961,244	1,563,876	1,791,288
Paul D. Miller	31,069,272	455,848	1,791,288
Wesley W. von Schack	31,085,270	439,850	1,791,288

Other continuing directors include (1) Class II directors Charles Crocker, Robert Mehrabian, Jane C. Sherburne and Michael T. Smith, whose terms expire at the 2019 Annual Meeting and (2) Class III directors Roxanne S. Austin, Kenneth C. Dahlberg and Robert A. Malone, whose terms expire at the 2020 Annual Meeting.

2.
A proposal to ratify the appointment of Deloitte & Touche LLP as Teledyne’s independent registered public accounting firm for 2018 was approved by a vote of 33,076,653 “for” versus 200,891 “against.” There were 38,864 abstentions and no broker non-votes with respect to this action.

3.
The proposal to approve the non-binding advisory resolution on Teledyne’s executive compensation was approved by a vote of 31,054,037 “for” versus 416,874 “against.” There were 54,209 abstentions and 1,791,288 broker non-votes with respect to this action.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release, dated April 25, 2018.

†Denotes management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: April 25, 2018

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release, dated April 25, 2018.

†Denotes management contract or compensatory plan or arrangement.